FORM 8-K

                                   CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934

                          Date of Report: August 16, 1999

                            BORG-WARNER AUTOMOTIVE, INC.
               (Exact name of registrant as specified in its charter)

Delaware                      1-12162                   13-3404508
(State of Incorporation)   (Commission File No.) (I.R.S. Employer
                                                  Identification No.)

                 200 South Michigan Avenue, Chicago, Illinois 60604
                      (address of principal executive offices)

          Registrant's telephone number, including area code: 312/322-8500


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Item 5. Other Events

     On August 3, 1999, Borg-Warner Automotive, Inc. announced that it has entered into a definitive agreement to acquire the Fluid Power Division of Eaton Corporation for $310 million. The information contained in the press release is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

          2.1 Asset Purchase Agreement dated August 2, 1999 between Eaton Corporation and Borg-Warner Automotive, Inc.

          99.1 Borg-Warner Automotive, Inc. Press Release dated August 3, 1999.


Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   BORG-WARNER AUTOMOTIVE, INC.



                                   By: /s/ Vincent M. Lichtenberger
                                        ----------------------------
                                        Vincent M. Lichtenberger
                                        Assistant Secretary


Dated: August 16, 1999

                                   EXHIBIT INDEX


2.1 Asset Purchase Agreement dated August 2, 1999 between Eaton Corportion and Borg-Warner Automotive, Inc.

99.1 Borg-Warner Automotive, Inc. Press Release dated August 3, 1999.